================================================================================

                                                     Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                  STANTEC INC.
             (Exact name of registrant as specified in its charter)


               CANADA                                  NOT APPLICABLE
     (State or other jurisdiction                     (I.R.S. Employer
          of organization)                           Identification No.)


                               10160 - 112 STREET
                        EDMONTON, ALBERTA, CANADA T5K 2L6
                    (Address of principal executive offices)


                                  STANTEC INC.
                           EMPLOYEE SHARE OPTION PLAN

                            (Full title of the Plan)

                                   ----------

                             STANTEC CONSULTING INC.
                 8211 SOUTH 48TH STREET, PHOENIX, ARIZONA 85044
                                 (602) 438-2200

                     (Name and address of agent for service)


                                   ----------

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------
       TITLE OF            AMOUNT          PROPOSED MAXIMUM      PROPOSED MAXIMUM        AMOUNT OF
   SECURITIES TO BE        TO BE            OFFERING PRICE          AGGREGATE          REGISTRATION
      REGISTERED        REGISTERED(1)         PER SHARE          OFFERING PRICE(2)         FEE
----------------------------------------------------------------------------------------------------
    Common Shares         148,140             U.S.$30.55           U.S.$4,525,677       U.S.$532.67
----------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate number of additional shares which may be offered and issued to prevent dilution resulting from stock splits, stock dividends or similar transactions as provided in the plan described herein.

(2) Estimated pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the Common Shares quoted on the New York Stock Exchange on September 23, 2005.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*





----------
* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the "Note" to Part I of Form S-8.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents previously filed with the Securities and Exchange Commission (the "SEC") by Stantec Inc. (the "Registrant") are incorporated by reference in this Registration Statement:

     (a) The Registrant's Registration Statement on Form 40-F filed with the SEC on August 3, 2005.

     (b) The Registrant's Report on Form 6-K furnished to the SEC on August 11, 2005.

     (c) The Registrant's Registration Statement on Form F-4 filed with the SEC on May 9, 2005, as amended.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing such documents. In addition, reports on Form 6-K furnished by the Registrant to the SEC shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date such documents are furnished to the SEC.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under the Canada Business Corporations Act (the "Corporations Act"), the Registrant may indemnify a director or officer of the Registrant, a former director or officer of the Registrant or another individual who acts or acted at the Registrant's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Registrant or other entity, provided (i) that the director, officer or individual, as the case may be, acted honestly and in good faith with a view to the best interests of the Registrant or to the best interest of the other entity for which the individual acted as director or officer or in a similar capacity at the Registrant's request and, (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful. A Registrant may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to above. The individual is required to repay the moneys if he or she does not fulfil the conditions above. Such indemnification may be made or moneys advanced in connection with an action by or on behalf of the Registrant or such other entity to procure a judgment in its favour only with court approval. An individual is entitled to indemnification from the Registrant in respect of all costs, charges, and expenses reasonably incurred by the individual in connection with any civil, criminal, administrative, investigative or other proceeding to which the individual is subject because of the individual's association with the Registrant or other entity, if the individual seeking the indemnity (i) was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done and (ii) fulfilled the conditions set forth above.

     The by-laws of the Registrant provide that, subject to the limitations and provisions contained in the Corporations Act, the Registrant shall indemnify each director, each officer, each former director, each former officer and each person who acts or acted at the Registrant's request as a director or officer of a body corporate of which the Registrant is or was a shareholder or creditor, and his or her heirs and legal representatives, against all costs, charges and expenses, including without limitation, each amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason or being or having been a director or officer of the Registrant or such body corporate, if he or she acted honestly and in good faith with a view to the Registrant's best interests and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty he or she had reasonable grounds for believing his or her conduct was lawful.

     The Registrant maintains directors' and officers' liability insurance which, subject to the provisions contained in the policy, protects the directors and officers, as such, against all claims during the term of their office provided they acted honestly and in good faith with a view to the best interests of the Registrant.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number         Description
-------        -----------
  4.1          Articles of Incorporation of Stantec Inc. (incorporated herein by reference to the Registrant's Form F-4 filed with the SEC on May
               9, 2005, as amended).

  4.2 By-laws of Stantec Inc. (incorporated herein by reference to the Registrant's Form F-4 filed with the SEC on May 9, 2005, as amended).

  4.3          Employee Share Option Plan.

  5            Opinion of Fraser Milner Casgrain LLP.

 23.1          Consent of Ernst & Young LLP, Independent Registered Public
               Accounting Firm.

 23.2          Consent of KPMG LLP, Independent Registered Public Accounting
               Firm.

 23.3          Consent of Fraser Milner Casgrain LLP (included in Exhibit 5).

 24 Powers of Attorney (contained on the signature pages of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edmonton, Alberta, Country of Canada, on this 26th day of September, 2005.



                                            STANTEC INC.


                                            By:    /s/ Jeffrey S. Lloyd
                                                -------------------------------
                                                Name:  Jeffrey S. Lloyd
                                                Title: Vice President

                               POWERS OF ATTORNEY

     Each person whose signature appears below constitutes and appoints each of Anthony P. Franceschini, Donald W. Wilson and [Jeffrey S. Lloyd] his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all Amendments (including post-effective Amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by or on behalf of the following persons in the capacities and on the dates indicated:


Signature                            Title                                      Date
---------                            -----                                      ----

____________________________         President and Chief Executive Officer      September 26, 2005
  Anthony P. Franceschini            and Director
                                     (Principal Executive Officer)

____________________________         Vice President and Chief Financial         September 26, 2005
  Donald W. Wilson                   Officer (Principal Financial and
                                     Accounting Officer)

____________________________         Director                                   September 26, 2005
  Robert J. Bradshaw

_____________________________        Director                                   September 26, 2005
  E. John Finn

_____________________________        Director                                   September 26, 2005
  William D. Grace

_____________________________        Director                                   September 26, 2005
  Susan E. Hartman

_____________________________        Director                                   September 26, 2005
  Robert R. Mesel

_____________________________        Director                                   September 26, 2005
  James Sardo

_____________________________        Chairman of the Board                      September 26, 2005
  Ronald P. Triffo

                 AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

     Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the undersigned has signed this Registration Statement, solely in the capacity of the duly authorized representative of Stantec Inc. in the United States, in
the City of [o], State of [o], on this    day of        ,2005.



                                      STANTEC CONSULTING INC.



                                      By:     /s/ Michael J. Slocombe
                                           -----------------------------------
                                           Name:  Michael J. Slocombe
                                           Title: Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

 4.1 Articles of Incorporation of Stantec Inc. (incorporated herein by reference to the Registrant's Form F-4 filed with the SEC on May 9, 2005, as amended).

 4.2 By-laws of Stantec Inc. (incorporated herein by reference to the Registrant's Form F-4 filed with the SEC on May 9, 2005, as amended).

 4.3      Employee Share Option Plan.

 5        Opinion of Fraser Milner Casgrain LLP.

23.1      Consent of Ernst & Young LLP, Independent Registered Public
          Accounting Firm.

23.2      Consent of KPMG LLP, Independent Registered Public
          Accounting Firm.

23.3      Consent of Fraser Milner Casgrain LLP (included in Exhibit 5).

24 Powers of Attorney (contained on the signature pages of this Registration Statement).



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